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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 20, 2004


                                PVF Capital Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Ohio                        0-24948                   34-1659805
------------------------------    ----------------------     -------------------
(State or Other Jurisdiction      Commission File Number     (I.R.S. Employer
    of Incorporation)                                        Identification No.)

             30000 Aurora Road, Solon, Ohio                44139
        -------------------------------------------------------------
         (Address of Principal Executive Offices)          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 20, 2004, PVF Capital Corp. (the "Company") announced its unaudited financial results for the three months ended September 30, 2004. For more information, reference is made to the Company's press release dated, October 20, 2004, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.


ITEM 8.01  OTHER EVENTS

         On October 20, 2004, the Company announced that on September 28, 2004 the Company's Board of Directors declared a quarterly cash dividend on the Company's outstanding common stock. The cash dividend will be in the amount of $0.074 per share and will be payable on November 8, 2004 to the stockholders of record at the close of business on October 25, 2004. For further information see the Company's press release dated October 20, 2004, which is incorporated herein by reference and is filed herewith as Exhibit 99.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

    (a)    Not applicable.


    (b)    Not applicable.


    (c)    The following exhibit is filed herewith:

           Exhibit 99   Press Release dated October 20, 2004






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PVF CAPITAL CORP.



                                          By: /s/ C. Keith Swaney
                                              ----------------------------------
                                              C. Keith Swaney
                                              President, Chief Operating Officer
                                                 and Treasurer
                                              (Duly Authorized Representative)


Dated:  October 22, 2004